UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2012

California Gold Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-134549	83-483725
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

California Gold Corp.

4515 Ocean View Blvd., Suite 305

La Cañada, CA 91011

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

James D. Davidson

California Gold Corp.

4515 Ocean View Blvd., Suite 305

La Cañada, CA 91011

(818) 542-6891

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Adam S. Gottbetter, Esq.

Gottbetter & Partners, LLP

488 Madison Avenue, 12th Floor

New York, NY 10022

(212) 400-6900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and Exhibit 99.2 are press releases we issued on March 16, 2012 and March 20, 2012 respectively. Both press releases are related to the exploration drilling program at the Company’s AuroTellurio Project, scheduled to start in April 2012.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated March 16, 2012
99.2	Press Release dated March 20, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Gold Corp.

Date: March 22, 2012	By:	/s/ James D. Davidson
	Name:	James D. Davidson
	Title:	Chief Executive Officer and President

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